MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT Series 4

Payment Date:     28-May-96
Reporting Month:  April

                                                                                     Interest       Interest       Principal
                         Original        Original      Integral       Record          Accrual        Payment        Payment
  Class                   Balance        Pct Pool    Denomination      Date           Factor         Factor         Factor
- ------------------------------------------------------------------------------------------------------------------------------
Merit4 A1            $326,920,000.00       84.50%      $1,000.00      30-Apr-96    3.68716821      3.68716821     34.60719879
Merit4 A2             $42,573,000.00       11.00%      $1,000.00      30-Apr-96   12.50000000     12.50000000      0.00000000

                     $369,493,000.00


                Ending           Remaining
                Balance     Principal Factor
        ------------------------------------
Merit4 A1     $232,305,723.32      0.71058890
Merit4 A2      $42,573,000.00      1.00000000
              $274,878,723.32


                          MERIT SECURITIES CORPORATION

  Credit Enhancement Summary
  MERIT Series 4

  Payment Date:         28-May-96
  Reporting Month       April

  Reserve Funds and Subordination





                                      Initial Coverage                 Beginning Coverage           Adjustments          Losses
                                     ----------------------------------------------------------------------------------------------
Type                                  %                 $              %                $               $               $
                                      ---------------------------------------------------------------------------------------------
  Pool Over Collaterization Amount    4.50%          $17,411,678.00    5.74%    $17,411,678.00           $0.00            $0.00

                                  Insured  Balance        Ending Coverage

                                  -----------------------------------------------------
                                    $              %                 $
                                  -----------------------------------------------------
Pool Over Collaterization Amount  $291,789,977.46    5.97%          $17,411,678.00




                                                        Beginning          Current                           Ending
                                                         Balance          Deposits         Adjustments     DPR Balance
  Discount Principal Reserve Account                   $437,903.45       $62,521.07             $0.00      $500,424.52
  (Included in above coverage amount)


  Insurance Policies



                                      Initial Coverage                  Beginning Coverage               Adjustments
                                     --------------------------------------------------------------------------------------
Type                  Purpose             %                 $              %         $                    $
- ---------------------------------------------------------------------------------------------------------------------------
Insurance Policy      Pool Insurance       25.00%         $2,987,981.88    27.91%    $2,987,981.88             $0.00


                       Losses     Insured Balance       Ending Coverage
                      ----------------------------------------------------------
Type                   $          $                 %           $
- --------------------------------------------------------------------------------
Insurance Policy      $0.00        $9,632,755.77    31.02%      $2,987,981.88


Surplus Summary

Class                      Total Distribution
Surplus                            $493,640.55

Delinquency Statistics

                                     Current              % of
                    # of Loans      Balance          Current Balance

30+ Days                78         $10,036,731             3.44%
60+ Days                15          $3,625,664             1.24%
90+ Days                58         $10,785,586             3.70%
Foreclosure             38          $9,305,639             3.19%
REO                      8          $2,259,418             0.77%

Totals                 197         $36,013,038            12.34%


Advances on Delinquencies                                      $198,286.86
Non-Recoverable Advances on Delinquencies                            $0.00

                          MERIT SECURITIES CORPORATION

Funds Account Activity Report

MERIT Series 4
Payment Date:   28-May-96
Report Date:    April


Collateral Proceeds Account

Beginning Balance                                           $0.00


Deposits                                                                                         Withdrawals

Interest Net of Servicing Fee                       $2,272,443.89           Interest Payments                        $1,737,571.53
Principal                                          $11,376,306.50           Principal Payments                      $11,313,785.43
Deposits From Reserve Fund                                  $0.00           Surplus                                    $493,640.55
Other Deposits                                              $0.00           FSA Fee                                     $41,231.81
                                                                            Discount Principal Reserve                  $62,521.07

Total Deposit                                      $13,648,750.39           Total Withdrawals                       $13,648,750.39


                                                                            Ending Balance                                   $0.00




Note: "Principal" and Interest Net of Servicing Fee" includes Advances on Delinquencies

                          MERIT SECURITIES CORPORATION

Monthly Payment Report

Payment Statement
MERIT Series 4

Payment Date:     28-May-96
Reporting Month:  April

                      Class
                    Interest       Beginning       Interest        Interest     Principal             Total
  Class               Rate          Balance         Accrual         Payment      Payment          Distribution
- ----------------------------------------------------------------------------------------------------------------
Merit4 A1          5.937500%  $243,619,508.75  $1,205,409.03  $1,205,409.03  $11,313,785.43    $12,519,194.46
Merit4 A2         15.000000%   $42,573,000.00    $532,162.50    $532,162.50           $0.00       $532,162.50
                              $286,192,508.75  $1,737,571.53  $1,737,571.53  $11,313,785.43    $13,051,356.96


           Applied       Ending
           Losses        Balance     CUSIP     Priority   Principal Type Interest Type
         -------------------------------------------------------------------------------
Merit4 A1    $0.00 $232,305,723.32 589962AJ8   Senior      Sequential       Floater
Merit4 A2    $0.00  $42,573,000.00 589962AK5   Senior      Sequential       Floater
             $0.00 $274,878,723.32
